POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes, designates and appoints Howard Surloff, Vincent B. Tritto, Denis Molleur, Edward Baer, Brian Kindelan, Robert Putney, Douglas McCormack and Adam Wasserman of BlackRock, Inc., and Michael Hoffman, Cheri Hoff, Michael D. Saarinen and Peter Lin of Skadden, Arps, Slate, Meagher & Flom LLP as such person's true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution and full power to act alone and without the other, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all statements on Form ID (including, but not limited to, obtaining the Central Index Key ("CIK") and the CIK confirmation code ("CCC") from the Securities and Exchange Commission), Form 3, Form 4 and Form 5 and any successor forms adopted by the Securities and Exchange Commission, as may be required by the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and the rules thereunder, and requisite documents in connection with such statements, respecting each BlackRock closed-end investment company listed on Annex A hereto and as may be formed from time to time.

This power of attorney supersedes any previous versions of same, and shall be valid from the date hereof until revoked by the undersigned, and shall be automatically revoked with respect to any attorney in the event that such attorney is no longer affiliated with Skadden, Arps, Slate, Meagher & Flom LLP or BlackRock, Inc. or its affiliates (as the case may be).

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 29th day of October 2007.

By:	/s/ Robert S. Salomon, Jr.
Robert S. Salomon, Jr.

Annex A

EcoSolutions Investment Trust
International Growth and Income Trust
Global Equity Income Trust
Real Asset Equity Trust
World Investment Trust
Enhanced Dividend Achievers Trust
Global Opportunities Equity Trust
Health Sciences Trust
Global Energy and Resources Trust
S&P Quality Rankings Global Equity Managed Trust
Strategic Dividend Achievers Trust
Dividend Achievers Trust
Global Floating Rate Income Trust
Limited Duration Income Trust
Preferred and Equity Advantage Trust
Preferred Opportunity Trust
Core Bond Trust
Strategic Bond Trust
Broad Investment Grade 2009 Term Trust Inc.
High Income Shares
High Yield Trust
Income Trust Inc.
Income Opportunity Trust Inc.
Insured Municipal 2008 Term Trust Inc.
Insured Municipal Income Trust
Insured Municipal Term Trust Inc.
Investment Quality Municipal Trust Inc.
Long-Term Municipal Advantage Trust
Municipal 2018 Term Trust
Municipal 2020 Term Trust
Municipal Bond Trust
Municipal Income Trust
Municipal Income Trust II
Strategic Municipal Trust
California Insured Municipal 2008 Term Trust Inc.
California Insured Municipal Income Trust
California Investment Quality Municipal Trust Inc.
California Municipal 2018 Term Trust
California Municipal Bond Trust
California Municipal Income Trust
California Municipal Income Trust II
Florida Insured Municipal 2008 Term Trust
Florida Insured Municipal Income Trust

Florida Investment Quality Municipal Trust
Florida Municipal 2020 Term Trust
Florida Municipal Bond Trust
Florida Municipal Income Trust
Maryland Municipal Bond Trust
New Jersey Investment Quality Municipal Trust Inc.
New Jersey Municipal Bond Trust
New Jersey Municipal Income Trust
New York Insured Municipal 2008 Term Trust Inc.
New York Insured Municipal Income Trust
New York Investment Quality Municipal Trust Inc.
New York Municipal 2018 Term Trust
New York Municipal Bond Trust
New York Municipal Income Trust
New York Municipal Income Trust II
Pennsylvania Strategic Municipal Trust
Virginia Municipal Bond Trust
S&P 500 Protected Equity Fund, Inc.
Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.
MuniYield Florida Insured Fund
MuniYield Michigan Insured Fund, Inc.
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund
Debt Strategies Fund, Inc.
Diversified Income Strategies Fund, Inc.
Floating Rate Income Strategies Fund II, Inc.
Floating Rate Income Strategies Fund, Inc.
Senior High Income Fund, Inc.
MuniHoldings Fund II, Inc.
MmiHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.
MuniVest Fund II, Inc.
MuniVest Fund, Inc.
MuniHoldings Florida Insured Fund
MuniHoldings New Jersey Insured Fund, Inc.
MuniHoldings New York Insured Fund, Inc.
Senior Floating Rate Fund, Inc.
Senior Floating Rate Fund Inc. II
Corporate High Yield Fund III, Inc.
Corporate High Yield Fund V, Inc.
Corporate High Yield Fund VI, Inc.
Corporate High Yield Fund, Inc.
MuniAssets Fund, Inc.
MuniEnhanced Fund, Inc.
MuniHoldings Insured Fund II, Inc.
MuniYield Insured Fund, Inc.
MuniYield Quality Fund II, Inc.

MuniYield Quality Fund, Inc.
MuniYield Fund, Inc.
MuniHoldings California Insured Fund, Inc.
MuniYield Arizona Fund, Inc.
MuniYield California Fund, Inc.
MuniYield California Insured Fund, Inc.
MuniYield Florida Fund
MuniYieId Michigan Insured Fund II, Inc.
MuniYield New Jersey Fund, Inc.
MuniYield New York Insured Fund, Inc.
BlackRock Apex Municipal Fund, Inc.
Enhanced Capital and Income Strategies Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.
Enhanced Equity Yield Fund, Inc.
Enhanced Government Fund, Inc.
Preferred and Corporate Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.
BlackRock Multi-Strategy Hedge Advantage
BlackRock Multi-Strategy Hedge Opportunities LLC
The Massachusetts Health & Education Tax-Exempt Trust